                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - April 15, 1998


                                DATA RACE, INC.
             (Exact name of registrant as specified in its charter)

                                     TEXAS
                 (State or other jurisdiction of incorporation)

        0-20706                                        74-2272363
(Commission File Number)                   (I.R.S. Employer Identification No.)

                              12400 NETWORK BLVD.
                            SAN ANTONIO, TEXAS 78249
                                 (210) 263-2000
        (Address of Principal Executive Offices and Telephone Number,
                             Including Area Code)

ITEM 5.  OTHER EVENTS.

     On November 12, 1997, the Company completed the first closing of a private placement of its 1997 Series C Convertible Participating Preferred Stock ("Preferred Stock") and Stock Purchase Warrants ("Warrants") with four investment firms (the "Investors"), at an aggregate price of $5,000,000. At such time, the Investors agreed, subject to certain conditions, to purchase at a second closing, on or before January 29, 1998, additional shares of Preferred Stock and Warrants at an aggregate price of $3,000,000. In January 1998, the Company and the Investors agreed to delay the second closing to April 15, 1998, and to modify or eliminate a number of the conditions to the closing. The Company believes that it has met all of the conditions necessary for the immediate second funding of the additional shares of the Preferred Stock and Warrants at an aggregate price of $3,000,000. However, the Company has determined that an immediate funding may not be in the best interests of the shareholders because of the dilution caused by the current stock price. As a result, on April 14, 1998, the Company and the Investors agreed to delay the second closing until June 1, 1998.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

       Exhibit                                        Description
       -------                                        -----------
         10.1           Amendment No. 2 dated April 14, 1998 to the Securities
                        Purchase Agreement dated November 7, 1997

         10.2           Amendment No. 1 dated January 30, 1998 to the Securities
                        Purchase Agreement dated November 7, 1997 (incorporated herein by reference to Exhibit 10.1 to the Company's
                        Quarterly Report on Form 10-Q dated February 5, 1998)

         10.3           Securities Purchase Agreement dated effective November
                        7, 1997 (incorporated by reference to the Company's
                        Current Report on Form 8-K dated November 20, 1997).

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

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DATA RACE, Inc.


Date:  April 15, 1998                 By: /s/ GREGORY T. SKALLA
                                         ------------------------------------
                                         Gregory T. Skalla,
                                         Vice President-Finance, Chief Financial
                                         Officer, Treasurer and Secretary

                                 EXHIBIT INDEX

       Exhibit                                        Description
       -------                                        -----------
         10.1           Amendment No. 2 dated April 14, 1998 to the Securities
                        Purchase Agreement dated November 7, 1997

         10.2           Amendment No. 1 dated January 30, 1998 to the Securities
                        Purchase Agreement dated November 7, 1997 (incorporated herein by reference to Exhibit 10.1 to the Company's
                        Quarterly Report on Form 10-Q dated February 5, 1998)

         10.3           Securities Purchase Agreement dated effective November
                        7, 1997 (incorporated by reference to the Company's
                        Current Report on Form 8-K dated November 20, 1997).

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